UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 27, 2021

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	TWTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

This Current Report on Form 8-K/A (this “Amended Form 8-K”) to the Current Report filed by Twitter, Inc. (the “Company”) on June 1, 2021 (the “Original Form 8-K”) is being filed solely in order to report the final voting results for Proposal No. 5 following the closing of the polls on such Proposal at an adjournment of the Company’s 2021 annual meeting of stockholders (the “Meeting”).

On May 27, 2021, the Company held and adjourned the Meeting with respect to Proposal No. 5 for the limited purpose of allowing additional time for shareholders to vote on such Proposal, which requires approval of 80% of the outstanding shares of the Company. The votes on all proposals other than Proposal No. 5 were reported on the Original Form 8-K.

On June 24, 2021, the Company reconvened the meeting (the “Reconvened Meeting”) to vote on Proposal No. 5. Present at the Reconvened Meeting in person or by proxy were holders of 609,188,649 shares of common stock of the Company, representing 76.27% of the voting power of the shares of common stock of the Company as of the close of business on April 5, 2021, the record date for the Reconvened Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following item at the Meeting:

Proposal 5. Declassification Proposal

For	Against	Abstain	Broker Non-Votes
604,995,842	2,543,492	1,649,315	0

Based on the votes set forth above, stockholders did not approve the stockholder proposal regarding an amendment to our amended and restated certificate of incorporation to declassify our board of directors.

“We are disappointed that we weren’t able to reach the threshold required to amend our certificate of incorporation to declassify the Twitter Board,” said Patrick Pichette, independent chair of the Twitter Board of Directors, in a statement. “We believe annual director elections enhance Board accountability to stockholders and, to that end, we intend to submit the amendment proposal for approval at next year’s Annual Meeting. We remain committed to implementing corporate governance best practices, and look forward to continuing our discussions with shareholders about how we can most effectively advance our efforts to do so.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Sean Edgett
Sean Edgett General Counsel

Date: June 25, 2021